UNITED STATES BANKRUPTCY COURT
                             FOR THE DISTRICT OF DELAWARE

In re General DataComm, Inc.                   Case No. 01-11102
                                               Reporting Period: September 2002

                               MONTHLY OPERATING REPORT

                File with Court and submit copy to United States
                    Trustee within 20 days after end of month
                  (Forms are reported in thousands of dollars)

Submit copy of report to any official committee appointed in the case.

                                                           Document Explanation
REQUIRED DOCUMENTS                             Form No.    Attached   Attached
-------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements     MOR-1           X
     Bank Reconciliation (or copies of debtor's
       bank reconciliations)                    MOR-1 (CON'T)   X
     Copies of bank statements                                  X
     Cash disbursements journals                                X
Statement of Operations                         MOR-2           X
Balance Sheet                                   MOR-3           X
Status of Postpetition Taxes                    MOR-4           X
    Copies of IRS Form 6123 or payment receipt                  X
    Copies of tax returns filed during reporting period        N/A
Summary of Unpaid Postpetition Debts            MOR-4           X
    Listing of aged accounts payable                            X
Accounts Receivable Reconciliation and Aging    MOR-5           X
Debtor Questionnaire                            MOR-5           X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


---------------------
Signature of Debtor                              Date

---------------------
Signature of Joint Debtor                        Date

/S/ W. G. HENRY                                  11/21/02
---------------------                            ---------
Signature of Authorized Individual*              Date

WILLIAM G. HENRY                                 VP & CFO
---------------------                            ----------
Printed Name of Authorized Individual            Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

In re General DataComm, Inc.                    Case No. 01-11102
          Debtor                                Reporting Period: September 2002

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                    BANK ACCOUNTS                     CURRENT MONTH              CUMULATIVE FILING TO DATE
                                    -------------                     -------------              -------------------------
                             OPER.  PAYROLL   TAX   OTHER           ACTUAL     PROJECTED           ACTUAL     PROJECTED
-----------------------------------------------------------      --------------------------     --------------------------
CASH BEGINNING  OF MONTH     (209)    (21)     0       0                 (230)           8               58        8
-----------------------------------------------------------      --------------------------     --------------------------
RECEIPTS
-----------------------------------------------------------      --------------------------     --------------------------
CASH  SALES                                                                 0            0                0        0
ACCOUNTS RECEIVABLE           399                                         399          456            4,942    3,705
LOANS AND ADVANCES                                                          0            0                0        0
SALE  OF  ASSETS                                                            0            0                0        0
TRANSFERS FROM OPERATING
  ACCT                        610     628                               1,238        2,328           14,522   20,524
TRANSFERS FROM OPER. ACCT
  FOR WIRES                 1,032                                       1,032        1,140           11,439   10,226
OTHER                                                                       0            0              206      139
TRANSFERS  (FROM  DIP ACCTS)                                                0            0                0        0

-----------------------------------------------------------      --------------------------     --------------------------
    TOTAL  RECEIPTS         2,041     628       0       0               2,669        3,924           31,109   34,594
-----------------------------------------------------------      --------------------------     --------------------------
DISBURSEMENTS
-----------------------------------------------------------      --------------------------     --------------------------
NET PAYROLL                           449                                 449          555            6,651    2,263
PAYROLL TAXES                  17     179                                 196          179            1,779      792
SALES, USE, & OTHER TAXES      19                                          19           20              279      789
INVENTORY PURCHASES           515                                         515          865           10,086   14,266
SECURED/RENTAL/LEASES           1                                           1            6              289      778
INSURANCE                      85                                          85          160            1,764    2,278
ADMINISTRATIVE                                                              0            0                0        0
SELLING                                                                     0            0                0        0
UTILITIES                      40                                          40           54              703    1,516
INTEREST                                                                    0            0                0      264
FREIGHT                        44                                          44           65              539      559
LOAN PAYMENTS                                                               0            0                0        0
OTHER  (ATTACH  LIST)          24                                          24           40            1,915    3,399
    ADEQUATE PROTECTION                                                     0            0              103        0
    CLAIMS AGENTS               2                                           2           10               34       66
    REPAIRS & MAINT.           14                                          14           20               95      210
    TRAVEL                     28                                          28           27              158      203
    SECURITY SERVICES           8                                           8           12               77      101
    TEMPORARY LABOR                                                         0            0                0        0
    BANK CHARGES                2                                           2            0                7        9
    MORTGAGE PAYOFF           630                                         630          630              635      630
    COMPUTER UPGRADE           18                                          18           25               23       25
OWNER DRAW *                                                                0            0                0        0
TRANSFERS (TO DIP ACCTS)      350                                         350          901            3,726    3,517
                                                                            0            0                0        0
PROFESSIONAL FEES             185                                         185          355            1,369    2,929
U.S. TRUSTEE QUARTERLY FEES                                                 0            0                0        0
COURT COSTS                                                                 0            0                0        0
OUTSTANDING CHECKS                                                          0            0            1,106        0
-----------------------------------------------------------      ---------------------------    ------------------------
TOTAL DISBURSEMENTS         1,982     628         0       0             2,610        3,924           31,338   34,594
-----------------------------------------------------------      ---------------------------    ------------------------
NET CASH FLOW                  59       0         0       0                59            0             (229)       0
(RECEIPTS LESS DISBURSEMENTS)
-----------------------------------------------------------      ---------------------------     -----------------------
CASH - END OF MONTH          (150)    (21)        0       0              (171)           8             (171)       8
------------------------------------------------------------------------------------------------------------------------
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE
QUARTERLY FEES: (FROM CURRENT ACCOUNT COLUMN):
TOTAL DISBURSEMENTS                                                  2,610
  LESS:  TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                    350
  PLUS:  ESTATE DISBURSEMENTS MADE BY
           OUTSIDE SOURCES (i.e., FROM ESCROW ACCOUNTS)                  0
                                                                     -----
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES      2,260
                                                                     =====

Reconciliation of Final Cash Balance:

  General DataComm Inc. MOR:
     Outstanding Checks            (303)
     Manual Payroll Account           3
     Auto Payroll Account           (24)
     Manual Deposit Account           7
     Petty Cash                       0
     Canada - Bank of Montreal      146
                                  -----
                                   (171)
                                  -----
  Total Cash Reported Above:       (171)
                                  =====


                                                                     FORM MOR-1

In re General DataComm, Inc.                   Case No. 01-11102
         Debtor                                Reporting Period: September 2002

                              BANK RECONCILIATIONS
                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                Operating     Payroll      Tax       Other
                                #             #            #         #
------------------------------------------------------------------------------
BALANCE PER BOOKS
------------------------------------------------------------------------------
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
------------------------------------------------------------------------------
* Adjusted bank balance must equal
    balance per books
------------------------------------------------------------------------------
DEPOSITS IN TRANSIT            Date  Amount  Date Amount Date Amount Date Amount
                               -------------------------------------------------


CHECKS OUTSTANDING             Ck.#  Amount  Ck.# Amount Ck.# Amount Ck.# Amount
                               ------------------------------------------------


OTHER
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

In re General DataComm, Inc.                    Case No. 01-11102
            Debtor                              Reporting Period: September 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                              Cumulative
REVENUES                                          Month     Filing to Date
-------------------------------------------------------------------------------
Gross Revenues                                    $1,791        24,481
Less:  Returns and Allowances                                        0
Net Revenue                                       $1,791        24,481
-------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------
Beginning Inventory                                4,178         5,291
Add: Purchases                                       702         8,290
Add: Cost of Labor                                    15           340
Add: Other Costs (attach schedule)                   139         1,704
Less: Ending Inventory                             4,217         4,217
Cost of Service                                      817        12,381
-------------------------------------------------------------------------------
Gross Profit                                         974        12,100
-------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------
Advertising                                           0              1
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs                           25            612
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance                               0            142
Rent and Lease Expense                                0             65
Salaries/Commissions/Fees                           531          6,111
Supplies                                              9            124
Taxes - Payroll                                      28            395
Taxes - Real Estate                                  10            110
Taxes - Other                                        32            597
Travel and Entertainment                             18            162
Utilities                                            29            455
Other (attach schedule)                             105            977
-------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation        787          9,751
-------------------------------------------------------------------------------
Other Operating Income                                0            -73
-------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                  47            304
-------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses    140          2,118
-------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------
Other Income (attach schedule)
Interest Expense(1)                                   0          3,260
Other Expense (attach schedule)                      -1           -307
------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items       141           -835
-------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------
Professional Fees                                   200          2,750
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
  (see continuation sheet)
Gain (Loss) from Discontinued Operations                          -353
Other Reorganization Expenses (attach schedule)
-------------------------------------------------------------------------------
Total Reorganization Expenses                       200          2,397
Income Taxes                                          3             82
-------------------------------------------------------------------------------
Net Profit (Loss)(1)                               ($62)       ($3,314)
-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).

 (1) Excludes interest on secured debt that may not be payable.

                                                                   FORM MOR-2

In re General DataComm, Inc.                   Case No. 01-11102
           Debtor                              Reporting Period: September 2002


                  STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------
                                                            Cumulative
BREAKDOWN OF "OTHER" CATEGORY                   Month       Filing to Date
-------------------------------------------------------------------------------
Other Costs

Other Operational Expenses
  Allocated Expense to Cost of Sales              -33         -345
  Communications                                    9          314
  Outside Services                                 28          623
  Freight                                           2           36
  Misc.                                            99          349
------------------------------------------------------------------------------
                                                  105          977
------------------------------------------------------------------------------
Other Income
------------------------------------------------------------------------------
Other Expenses (Income)                                       -311
  Life insurance claim on former CEO
Misc.                                              -1            4
------------------------------------------------------------------------------

Other Reorganization Expenses

-------------------------------------------------------------------------------

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the Chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                            FORM MOR-2 (CON'T)
                                                            (9/99)

In re  General DataComm, Inc.                 Case No.  01-11102
              Debtor                          Reporting Period:  September 2002

                                  BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

-------------------------------------------------------------------------------
                                    BOOK VALUE AT END OF       BOOK VALUE ON
                  ASSETS           CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
CURRENT ASSETS
-------------------------------------------------------------------------------
Unrestricted Cash and Equivalents              -171                     191
Restricted Cash and Cash
  Equivalents (see continuation sheet)
Accounts Receivable (Net)                     3,228                   5,609
Notes Receivable
Inventories                                   4,217                   5,291
Prepaid Expenses                                810                      24
Professional Retainers
Other Current Assets (attach schedule)          315                     284
-------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                         $8,399                 $11,399
-------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-------------------------------------------------------------------------------
Real Property and Improvements
Machinery and Equipment                      88,213                  92,280
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                87,773                  91,095
-------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                  $   440                $ 1,185
-------------------------------------------------------------------------------
OTHER ASSETS
-------------------------------------------------------------------------------
Loans to Insiders*
Other Assets (attach schedule)                    4                     124
-------------------------------------------------------------------------------
TOTAL OTHER ASSETS                          $     4                 $   124
-------------------------------------------------------------------------------
TOTAL ASSETS                                $ 8,843                 $12,708
-------------------------------------------------------------------------------


                                       BOOK VALUE AT END OF       BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY       CURRENT REPORTING MONTH     PETITION DATE
-------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE
 (Postpetition)
-------------------------------------------------------------------------------
Accounts Payable                                573                       0
Taxes Payable (refer to FORM MOR-4)
Wages Payable                                   494
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees                             1,002
Amounts Due to Insiders*
Other Postpetition Liabilities
    (attach schedule)                           832
-------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES               $2,901                     $0
-------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-------------------------------------------------------------------------------
Secured Debt
Priority Debt
Unsecured Debt (1)                          250,968                 253,987
-------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES (1)         $250,968                $253,987
-------------------------------------------------------------------------------
TOTAL LIABILITIES                          $253,869                $253,987
-------------------------------------------------------------------------------
OWNER EQUITY
-------------------------------------------------------------------------------
Capital Stock                                 7,588                   7,588
Additional Paid-In Capital                   72,915                  72,915
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition           -322,215                -322,215
Retained Earnings - Post-Petition            -3,314
Adjustments to Owner Equity
  (attach schedule)- FCT                          0                     433
Postpetition Contributions (Distributions)
  (Draws) (attach schedule)
-------------------------------------------------------------------------------
NET OWNER EQUITY                          ($245,026)              ($241,279)
-------------------------------------------------------------------------------

TOTAL LIABILITIES AND OWNERS' EQUITY       $  8,843                $ 12,708
===============================================================================
 *"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                   FORM MOR-3

In re: General DataComm, Inc.                  Case No. 01-11102
               Debtor                          Reporting Period: September 2002


                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   ASSETS                              CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------
Other Current Assets
  Tax Receivable                                477                     384
  Other                                        -162                    -100
-------------------------------------------------------------------------------
Other Assets
  Other Long Term Assets                          4                     124

-------------------------------------------------------------------------------
                                        BOOK VALUE AT END OF      BOOK VALUE ON
   LIABILITIES AND OWNER EQUITY        CURRENT REPORTING MONTH    PETITION DATE
-------------------------------------------------------------------------------

Other Postpetition Liabilities
  Other                                          72
  Accrued Legal                                  62
  Accrued Interest                              305
  VAT Payable                                    43
  Accrued Taxes                                 350
                                                ---
  Total                                         832

Adjustments to Owner Equity


Postpetition Contributions (Distributions) (Draws)


-------------------------------------------------------------------------------

Restricted Cash: Cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                            FORM MOR-3 (CON'T)
                                                                          (9/99)

In re General DataComm, Inc.                   Case No. 01-11102
               Debtor                          Reporting Period: September 2002

                             STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.


---------------------------------------------------------------------------------------------------
                      Beginning   Amount                                                  Ending
                        Tax       Withheld    Amount          Date              Check No.    Tax
                      Liability   or Accrued   Paid           Paid              or EFT   Liability
---------------------------------------------------------------------------------------------------
Federal
---------------------------------------------------------------------------------------------------
Withholding             0           86         86   9/4, 9/11, 9/15, 9/22          EFT          0
FICA-Employee           0           36         36   9/4, 9/11, 9/15, 9/22          EFT          0
FICA-Employer           0           36         36   9/4, 9/11, 9/15, 9/22          EFT          0
Unemployment            0            0          0   9/4, 9/11, 9/15, 9/22          EFT          0
Income                  0            0          0                                               0
Other:                  0            0          0                                               0
---------------------------------------------------------------------------------------------------
 Total Federal Taxes    0          158        158                                               0
---------------------------------------------------------------------------------------------------
State and Local
---------------------------------------------------------------------------------------------------
Withholding             0           19         19   9/4, 9/11, 9/15, 9/22          EFT          0
Sales                 (13)           0         (6)          -                                 (19)
Excise                  0            0          0                                               0
Unemployment            0            0          0   9/4, 9/11, 9/15, 9/22          EFT          0
Real Property         253           38          0           -                                 291
Personal Property     268           12          0            -                                280
Other:                 21            6        (16)           -                                 11
----------------------------------------------------------------------------------------------------
Total State and Local 529           75         (3)                                            563
----------------------------------------------------------------------------------------------------
Total Taxes           529          233        155                                             563
----------------------------------------------------------------------------------------------------

                         SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
-------------------------------------------------------------------------------
                                              Number of Days Past Due
                             --------------------------------------------------
                             Current  0-30   31-60   61-90     Over 90   Total
-------------------------------------------------------------------------------
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
-------------------------------------------------------------------------------
Total Postpetition Debts
-------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).                 FORM MOR-4
                                                                          (9/99)

In re General DataComm, Inc.                   Case No. 01-11102
            Debtor                             Reporting Period: September 2002

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                  Amount
--------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of
  the reporting period                                                  7,289
+ Amounts billed during the period                                      1,942
- Amounts cleared due to intercompany transactions                     -1,094
- Amounts collected during the period                                  -2,246
--------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period            5,891
--------------------------------------------------------------------------------

Accounts Receivable Aging                                           Amount
--------------------------------------------------------------------------------
0 - 30 days old                                                         3,331
31 - 60 days old                                                          624
61 - 90 days old                                                          283
91+ days old                                                            1,653
Total Accounts Receivable                                               5,891
Amount considered uncollectible (Bad Debt)                                600
Additional Reserves                                                     2,063
Accounts Receivable (Net)                                               3,228
--------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                       Yes     No
-------------------------------------------------------------------------------
1. Have any  assets  been  sold or  transferred
   outside  the  normal  course of business this reporting
   period? If yes, provide an explanation below.                           X

2. Have any  funds  been  disbursed  from any  account
   other  than a debtor in possession  account this
   reporting period? If yes, provide an explanation below.                 X

3. Have all postpetition tax returns been timely filed?
   If no, provide an explanation below.                            X

4. Are workers compensation, general liability and other
   necessary insurance coverages in effect?  If no, provide
   an explanation below.                                           X

--------------------------------------------------------------------------------
                                                                      FORM MOR-5
                                                                          (9/99)